                                                            EXHIBIT 24.01

                              POWER OF ATTORNEY

     WHEREAS, Oklahoma Gas and Electric Company, an Oklahoma corporation (herein referred to as the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the issuance and sale of not more than $112,500,000 principal amount of Senior Notes (including First Mortgage Bonds to secure such Senior Notes); and

     WHEREAS, each of the undersigned holds the office or offices in the Company hereinbelow set opposite his or her name, respectively;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints STEVEN E. MOORE AND A.M. STRECKER and each of them individually, his or her attorney with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-3 Registration Statement relating to the issuance and sale of not more than $112,500,000 principal amount of Senior Notes (including First Mortgage Bonds to secure such Senior Notes), and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 29th day of January 1998.

Steven E. Moore, Chairman, Principal              /s/ Steven E. Moore
  Executive Officer and Director              --------------------------------

Herbert H. Champlin, Director                     /s/ Herbert H. Champlin
                                              --------------------------------
Luke R. Corbett, Director                         /s/ Luke R. Corbett
                                              --------------------------------
                                                  /s/ W. E. Durrett
William E. Durrett, Director                  --------------------------------
Martha W. Griffin, Director                       /s/ Martha W. Griffin
                                              --------------------------------
Hugh L. Hembree, III, Director                    /s/ Hugh L. Hembree
                                              --------------------------------
Robert Kelley, Director                           /s/ Robert Kelley
                                              --------------------------------
Bill Swisher, Director                            /s/ Bill Swisher
                                              --------------------------------
                                                  /s/ Ronald H. White, M.D.
Ronald H. White, M.D., Director               --------------------------------

A.M. Strecker, Principal Financial Officer        /s/ A. M. Strecker
                                              --------------------------------
Donald R. Rowlett, Principal Accounting           /s/ Donald R. Rowlett
  Officer                                     --------------------------------

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STATE OF OKLAHOMA    )
                        ) SS
COUNTY OF OKLAHOMA   )

     On the date indicated above, before me, Shirley Kay Phinney, Notary Public in and for said County and State, personally appeared the above named directors and officers of Oklahoma Gas and Electric Company, an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 29th day of January 1998.


                                        /s/ Shirley Kay Phinney
                                        -----------------------------------
                                        Shirley Kay Phinney
                                        Notary Public in and for the County
                                        of Oklahoma, State of Oklahoma

My Commission Expires:
March 7, 1998